Fees Summary	Dec. 12, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 223,496.58
Total Fee Amount	223,776.05
Total Transaction Valuation	1,461,633,248.71
Net Fee	$ 279.47